CNB CORPORATION

and

THE CONWAY NATIONAL BANK

FINANCIAL REPORT

DECEMBER 31, 2006

www.conwaynationalbank.com

TO OUR SHAREHOLDERS AND FRIENDS:

Conway National continued to experience solid financial performance during 2006.  Net income for the year ended December 31, 2006 totaled $10,046,000, up from $9,478,000 earned in 2005.  On a per share basis, earnings have grown 6.24% from $12.02 in 2005 to $12.77 in 2006.  We are very pleased with the income results for 2006 given the unique circumstances we have experienced during the past eighteen months.

As of December 31, 2006, total assets were $837,989,000, an increase of 5.6% over December 31, 2005; total deposits amounted to $675,419,000, an increase of 1.2% over the previous year; loans totaled $567,345,000, an increase of 12.6% from 2005; and investment securities were $179,598,000, a decrease of 1.3% from the prior year.  Stockholders' equity totaled $76,663,000 at December 31, 2006, resulting in a book value of $97.63 per share.  Growth in deposits was impacted by the reclassification of certain recurring funds which are now categorized as securities sold under agreement to repurchase. Total federal funds purchased and securities sold under agreement to repurchase were $72,330,000 at December 31, 2006 as compared to $43,296,000 at December 31, 2005, an increase of 67.1%.

Net income for the year ended December 31, 2006 of $10,046,000 represents an annualized return on average assets of 1.24% and an annualized return on average stockholders' equity of 13.36%, which compare favorably to peer and to historical returns experienced by the Bank.  Bank earnings are primarily the result of the Bank's net interest income, which increased 9.9% from $27,115,000 for the year ended December 31, 2005 to $29,808,000 for the year ended December 31, 2006.  Other factors which affect earnings include the provision for possible loan losses, other expense, and other income. The provision for possible loan losses decreased 36.6% from $1,275,000 in 2005 to $808,000 in 2006. The decline in the provision for possible loan losses despite a significant increase in loans was due, in part, to very low net loan losses during 2006.  The allowance for loan losses, as a percentage of net loans, declined from 1.19% at December 31, 2005 to 1.15% at December 31, 2006.  This decline is attributable to the Bank's recognition of and adherence to recommendations outlined in recently issued pronouncements of both the accounting industry and regulatory agencies.  Other expenses increased 14.1% from $19,529,000 to $22,291,000 and other income increased 10.8% from $6,641,000 to $7,357,000 during the same period.  Non-interest expenses have increased due to additional staffing, increased compensation, fixed asset expenditures, increased advertising, increased health care costs, annual meeting related expenses, and expenses associated with the litigation settlement. Non-interest income increased primarily due to increased loan fee income, the taxable portion of insurance proceeds, and gains associated with the sale of real property.

Conway National maintained solid earnings for 2006 as the unusual growth in the local and national economy entered a period of leveling.  We completed the construction of and opened our thirteenth banking office, North Conway, which opened on July 17, 2006.  We also completed renovations to the first floor of our Operations and Administration building.  Renovations to the second and third floors of the Operations and Administration building continue, and we expect these renovations to remain in process during 2007.

In recognition of continued strong performance, the Board of Directors declared the annual cash dividend of $5.25 per share in the fourth quarter of 2006, an increase of 5.0% over the $5.00 per share dividend declared in 2005.

We are very appreciative of your continued support, and we look forward to the future and continuing to build your Bank steeped in our traditions of exceptional customer service, trust, and dedication to all of the communities we serve.

W. Jennings Duncan, President
CNB Corporation and The Conway National Bank

CNB CORPORATION AND SUBSIDIARY Conway, South Carolina CONSOLIDATED BALANCE SHEET (Unaudited)

ASSETS:	Dec. 31, 2006	Dec. 31, 2005
Cash and due from banks............................................	$ 34,873,000	$ 33,461,000
Investment securities:
Obligations of United States government agencies and corporations....................................................	156,346,000	159,127,000
Obligations of states and political subdivisions...........	21,195,000	21,028,000
Other securities........................................................	2,057,000	1,788,000
Total investment securities...............................	179,598,000	181,943,000
Federal funds sold and securities purchased under agreement to resell...................................................	26,000,000	46,000,000
Loans.........................................................................	567,345,000	503,926,000
Less allowance for loan losses..................................	(6,476,000)	(5,918,000)
Net loans........................................................	560,869,000	498,008,000
Bank premises and equipment.....................................	22,988,000	20,574,000
Other assets................................................................	13,661,000	13,362,000
Total assets.....................................................	$837,989,000	$793,348,000

LIABILITIES AND STOCKHOLDERS' EQUITY:
Liabilities:
Deposits:
Noninterest-bearing................................................	$136,796,000	$135,081,000
Interest-bearing......................................................	538,623,000	532,024,000
Total deposits..................................................	675,419,000	667,105,000

Federal funds purchased and securities sold under agreement to repurchase.........................................	72,330,000	43,296,000
Other short-term borrowings.......................................	2,865,000	2,197,000
Other liabilities............................................................	10,712,000	10,192,000
Total Liabilities................................................	761,326,000	722,790,000

Stockholders' Equity:
Common stock, par value $10.00 per share: Authorized 1,500,000; issued 789,774 in 2006 and 2005......................................................	7,898,000	7,898,000
Surplus.....................................................................	43,555,000	43,547,000
Undivided profits......................................................	27,017,000	21,093,000
Net unrealized holding gains/(losses) on available-for-sale securities.....................................	(1,120,000)	(1,810,000)
Less treasury stock.................................................	(687,000)	(170,000)
Total stockholders' equity................................	76,663,000	70,558,000
Total liabilities and stockholders' equity............	$837,989,000	$793,348,000

CNB CORPORATION AND SUBSIDIARY Conway, South Carolina CONSOLIDATED STATEMENT OF INCOME (Unaudited)
	Twelve Months Ended
INTEREST INCOME	Dec. 31, 2006	Dec. 31, 2005
Interest and fees on loans..........................................	$ 40,940,000	$ 30,725,000
Interest on investment securities:
Taxable investment securities..................................	5,807,000	6,396,000
Tax -exempt investment securities...........................	803,000	881,000
Other securities......................................................	128,000	65,000
Interest on federal funds sold and securities purchased under agreement to resell.......................	1,333,000	782,000
Total interest income.....................................	49,011,000	38,849,000

INTEREST EXPENSE:
Interest on deposits	16,226,000	9,778,000
Interest on federal funds purchased and securities sold under agreement to repurchase .......................	1,611,000	667,000
Interest on other short-term borrowings.....................	558,000	14,000
Total interest expense....................................	18,395,000	10,459,000
Net interest income.......................................................	30,616,000	28,390,000
Provision for loan losses................................................	808,000	1,275,000
Net interest income after provision for loan losses..........	29,808,000	27,115,000
Other income:
Service charges on deposit accounts..........................	3,279,000	3,410,000
Gains/(losses) on securities........................................	(6,000)	2,000
Other operating income.............................................	4,084,000	3,229,000
Total other income........................................	7,357,000	6,641,000
Other expenses:
Salaries and employee benefits..................................	13,684,000	12,459,000
Occupancy expense..................................................	3,248,000	2,728,000
Other operating expenses..........................................	5,359,000	4,342,000
Total other expenses......................................	22,291,000	19,529,000
Income before income taxes.........................................	14,874,000	14,227,000
Income tax provision ................................................	4,828,000	4,749,000
Net Income..................................................................	$ 10,046,000	$ 9,478,000

Per share:
Net income per weighted average shares outstanding..	$ 12.77	$ 12.02

Cash dividend paid per share.....................................	$ 5.25	$ 5.00

Book value per actual number of shares outstanding...	$ 97.63	$ 89.48

Weighted average number of shares outstanding.........	786,899	788,496

Actual number of shares outstanding...........................	785,279	788,534

Member Federal Reserve System - Member FDIC

CNB CORPORATION BOARD OF DIRECTORS
Harold G. Cushman, Jr., Chairman
James W. Barnette, Jr.	Edward T. Kelaher
William R. Benson	George F. Sasser
W. Jennings Duncan	Lynn G. Stevens

THE CONWAY NATIONAL BANK OFFICERS
W. Jennings Duncan	President
L. Ford Sanders, II	Executive Vice President
William R. Benson	Senior Vice President
Marion E. Freeman, Jr.	Senior Vice President
Phillip H. Thomas	Senior Vice President
M. Terry Hyman	Senior Vice President
Raymond Meeks	Vice President
A. Mitchell Godwin	Vice President
Jackie C. Stevens	Vice President
Betty M. Graham	Vice President
Ernest J. Lareau	Vice President
F. Timothy Howell	Vice President
E. Wayne Suggs	Vice President
Janice C. Simmons	Vice President
Patricia C. Catoe	Vice President
W. Michael Altman	Vice President
Boyd W. Gainey, Jr.	Vice President
William Carl Purvis	Vice President
Bryan T. Huggins	Vice President
Virginia B. Hucks	Vice President
W. Page Ambrose	Vice President
L. Ray Wells	Vice President
L. Kay Benton	Vice President
Gail S. Sansbury	Assistant Vice President
Roger L. Sweatt	Assistant Vice President
Timothy L. Phillips	Assistant Vice President
Helen A. Johnson	Assistant Vice President
Elaine H. Hughes	Assistant Vice President
Gwynn D. Branton	Assistant Vice President
Tammy S. Scarberry	Assistant Vice President
D. Scott Hucks	Assistant Vice President
Carlis L. Causey	Assistant Vice President
Jeffrey P. Singleton	Assistant Vice President
Sherry S. Sawyer	Banking Officer
Rebecca G. Singleton	Banking Officer
Josephine C. Fogle	Banking Officer
Debra B. Johnston	Banking Officer
Freeman R. Holmes, Jr.	Banking Officer
Doris B. Gasque	Banking Officer
Carlton A. Terry	Banking Officer
Jennie L. Hyman	Banking Officer
Marsha S. Jordan	Banking Officer
Sylvia G. Dorman	Banking Officer
Marcie T. Shannon	Banking Officer
Caroline P. Juretic	Banking Officer
Sheila A. Graham	Banking Officer
John H. Sawyer, Jr.	Banking Officer
Nicole Scalise	Banking Officer
Janet F. Carter	Banking Officer
Dawn L. DePencier	Banking Officer
Steven D. Martin	Banking Officer
Carol M. Butler	Banking Officer
Christopher D. Wright	Banking Officer
W. Eugene Gore, Jr.	Banking Officer
James P. Jordan, III	Banking Officer
John M. Proctor	Banking Officer